SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

December 6, 2007

Date of Report (date of earliest event reported)

Copart, Inc.

(Exact name of Registrant as specified in its charter)

California		94-2867490
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

4665 Business Center Drive
Fairfield, California 94534

(Address of principal executive offices)

(707) 639-5000

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Approval of the 2007 Equity Incentive Plan

At the Annual Meeting of Shareholders of Copart, Inc. (the “Company”) held on December 6, 2007 (the “2007 Annual Meeting”), the shareholders of the Company approved the Company’s 2007 Equity Incentive Plan (the “Incentive Plan”), which the Company’s Board of Directors previously approved.  The Incentive Plan, which replaces the Company’s 2001 Stock Option Plan (the “2001 Stock Plan”), provides for the grant of the following types of incentive awards:  stock options, stock appreciation rights, restricted stock, restricted stock units, performance units, performance shares, dividend equivalents, and other stock or cash awards as determined by the administrator of the Incentive Plan.  Those who will be eligible for awards under the Incentive Plan include employees, directors and consultants who provide services to the Company and its affiliates.  The maximum aggregate number of shares that may be awarded and sold under the Incentive Plan is 4,000,000 shares.

The principal features of the Incentive Plan are summarized under the caption “Proposal Two—Approval of the 2007 Equity Incentive Plan” in the Company’s definitive Proxy Statement for the 2007 Annual Meeting, filed with the Securities and Exchange Commission on November 13, 2007 (the “2007 Proxy Statement”).  The foregoing description and the 2007 Proxy Statement summary of the Incentive Plan are qualified in their entirety by reference to the Incentive Plan itself, a copy of which is filed herewith as Exhibit 10.1 to this report.

Approval of Forms of Stock Option Agreements

On November 2, 2007, the Board of Directors approved the following:  (i) a form of Performance Share Award Agreement; (ii) a form of Restricted Stock Unit Award Agreement; (iii) a form of Restricted Stock Award Agreement; and (iv) a form of Stock Option Award Agreement.  Copies of the forms of agreements are attached hereto as Exhibits 10.2, 10.3, 10.4 and 10.5 respectively, and incorporated herein by reference.

Board Termination of the 2001 Stock Option Plan

On December 6, 2007 at the 2007 Annual Meeting, the shareholders of the Company approved the termination of the 2001 Stock Plan.  No further awards will be made under the 2001 Stock Plan, but it will continue to govern awards previously granted thereunder.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits

Exhibit Number	Description
10.1	Copart, Inc. 2007 Equity Incentive Plan

Exhibit Number	Description
10.2	Form of Performance Share Award Agreement
10.3	Form of Restricted Stock Unit Award Agreement
10.4	Form of Restricted Stock Award Agreement
10.5	Form of Stock Option Award Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 12, 2007	COPART, INC.

	By:	/s/ Paul A. Styer
Paul A. Styer
Senior Vice President
General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit Number	Description
10.1	Copart, Inc. 2007 Equity Incentive Plan
10.2	Form of Performance Share Award Agreement
10.3	Form of Restricted Stock Unit Award Agreement
10.4	Form of Restricted Stock Award Agreement
10.5	Form of Stock Option Award Agreement